UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 30, 2009

KBL HEALTHCARE ACQUISITION CORP. III
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33583	20-8191477
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

380 Lexington Avenue, 31st Floor, New York, New York		10168
(Address of Principal Executive Offices)		(Zip Code)

212-319-5555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, KBL HEALTHCARE ACQUISTION CORP. III (“KBL”) AND PRWT SERVICES, INC. (“PRWT”) ARE HOLDING PRESENTATIONS FOR CERTAIN OF KBL’S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING KBL SECURITIES, REGARDING THE BUSINESS COMBINATION BETWEEN KBL AND PRWT, AS DESCRIBED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2009, AS SAME IS AMENDED FROM TIME TO TIME.  SUCH PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CITIGROUP GLOBAL MARKETS, INC. (“CITIGROUP”), JEFFERIES & COMPANY, INC. (“JEFFERIES”) AND EARLYBIRDCAPITAL, INC. (“EBC”), EACH AN UNDERWRITER OF KBL’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2007, ARE ASSISTING KBL IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF THEIR OUT-OF-POCKET EXPENSES. ADDITIONALLY, THE UNDERWRITERS DEFERRED $4,140,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF KBL’S BUSINESS COMBINATION.  FURTHER, KBL HEALTHCARE MANAGEMENT, INC. (“KHMI”), AN AFFILIATE OF CERTAIN OF THE EXECUTIVE OFFICERS AND DIRECTORS OF KBL, HAS ENTERED INTO A GENERAL ADVISORY AGREEMENT WITH PRWT, WHICH WILL BECOME EFFECTIVE UPON CONSUMMATION OF THE BUSINESS COMBINATION BETWEEN KBL AND PRWT, UNDER WHICH KHMI WOULD BE PAID A FEE OF $250,000 PER YEAR IN CONNECTION WITH SERVICES TO BE RENDERED TO PRWT, AND CERTAIN OF PRWT’S OFFICERS WILL ENTER INTO NEW EMPLOYMENT AGREEMENTS TO BE EFFECTIVE UPON CONSUMMATION OF THE BUSINESS COMBINATION.

KBL AND ITS DIRECTORS AND EXECUTIVE OFFICERS, AND PRWT AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR RESPECTIVE AFFILIATES, MAY ENTER INTO ARRANGEMENTS TO PURCHASE SHARES OF COMMON STOCK AND/OR WARRANTS OF KBL IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS.

KBL AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS AND PRWT AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF KBL STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF KBL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ KBL’S AND PRWT’S PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, KBL’S AND PRWT’S DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH KBL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENT/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ KBL’S FINAL PROSPECTUS, DATED JULY 19, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE KBL OFFICERS AND DIRECTORS AND OF CITIGROUP AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION.  THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO KBL STOCKHOLDERS AS OF THE RECORD DATE TO VOTE ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: KBL HEALTHCARE ACQUISTION CORP. IIII, 380 LEXINGTON AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10168. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

THIS CURRENT REPORT AND THE EXHIBITS HERETO INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP").  KBL AND PRWT BELIEVE THAT THE PRESENTATION OF THIS NON-GAAP MEASURE PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS. WE HAVE INCLUDED A RECONCILIATION OF THIS INFORMATION TO THE MOST COMPARABLE GAAP MEASURES WHERE APPLICABLE.

Item 1.01.	Entry Into a Material Definitive Agreement

As previously announced, on March 13, 2009, the following parties entered into an Agreement and Plan of Reorganization (“Merger Agreement”):

•	KBL Healthcare Acquisition Corp. III (“KBL”), a specified purpose acquisition corporation;

•	PRWT Services, Inc. (“PRWT”);

•	PRWT Merger Sub, Inc., a wholly-owned subsidiary of PRWT (“Merger Sub”); and

•	the holders of all of the outstanding capital stock of PRWT (“PRWT Stockholders”).

On April 30, 2009, the parties agreed to amend the Merger Agreement to clarify certain provisions thereof and to correct certain information therein (“Amendment No. 1”).  The Form of Amendment No. 1 has been agreed to and is in process of being executed by all the parties.  Amendment No. 1 provides, among other things, as follows:

•
that KBL, and not the Merger Sub, shall be the surviving corporation in the Merger, (b) the articles of incorporation and bylaws of KBL shall be the articles and bylaws of such surviving corporation and, (c) as soon as practicable following consummation of the Merger, such surviving corporation shall be merged into New Pubco by means of a merger in accordance with the PBCL;

•	clarifies that following the consummation of the merger, Thomas A. Leonard, James Dobrowski and Ernest Argesto shall continue to own their direct interest in US Facilities, Inc.;

•
restates the definition of “Net Debt” to provide that amounts expended by PRWT in purchasing KBL securities, if any, prior to the consummation of the merger shall be excluded from the Net Debt calculation; and

•	corrects the number of shares to be available under the post-merger public company’s stock option plan, which number shall be 2,300,000.

On April 30, 2009, KBL Healthcare Management, Inc. (“KHMI”), an affiliate of certain directors and executive officers of KBL, and PRWT, executed a General Advisory Agreement, which will become effective upon consummation of the business combination between KBL and PRWT, under which KHMI would provide advisory services to PRWT and be paid a fee of $250,000 per year. The agreement is for a term of three years; provided that either party may terminate at the end of any year during the term upon 90 days’ prior written notice.

Item 8.01.	Other Events.

In April 2009, PRWT was informed that it has been selected as Black Enterprise Magazine’s Industrial/Service Company of the Year for 2009.

Attached to this Current Report as Exhibit 99.1 is the form of investor presentation to be used by KBL and PRWT in presentations to certain of KBL’s security holders and other interested persons. The attached presentation shall be used by KBL and PRWT, together with the preliminary proxy statement/prospectus and, when available, the definitive proxy statement/prospectus.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1
Form of Amendment No. 1, to Agreement and Plan or Reorganization, dated as of March 13, 2009, by and among KBL Healthcare Acquisition Corp. III, PRWT Services, Inc., PRWT Merger Sub, Inc. and all of the stockholders of PRWT Services, Inc.

10.2	General Advisory Agreement between KBL Healthcare Management, Inc. and PRWT Services, Inc., dated April 30, 2009, and to be effective upon consummation of the Merger.

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2009
KBL HEALTHCARE ACQUISITION CORP. III

	By:	/s/ Michael Kaswan
Michael Kaswan
Chief Operating Officer